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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): January 5, 1999
                                                          ---------------



                                 POWERTEL, INC.
                          ----------------------------
                            (Exact name of registrant
                          as specified in its charter)




  Delaware                       0-23102                   58-1944750
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  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)




                   1233 O.G. Skinner Dr., West Point, GA 31833
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (706) 645-2000
                                                           --------------




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         (Former name or former address, if changed since last report.)



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ITEM 5.    OTHER EVENTS.

         Pursuant to an Asset Purchase Agreement dated January 5, 1999 (the "Agreement") by and among Public Service Cellular, Inc. (the "Purchaser"), InterCel Licenses, Inc. ("Licensee"), ICEL, Inc. ("ICEL") and Powertel, Inc. (together with ICEL, the "Sellers"), the Purchaser agreed to purchase and assume from the Sellers and the Licensee, and the Sellers and the Licensee respectively agreed to sell and assign to the Purchaser: (i) substantially all of the assets and rights of Sellers relating to their cellular business in eastern Alabama and western Georgia (the "Cellular Territory"); and (ii) the FCC licenses held by Licensee to provide cellular and microwave service in the Cellular Territory. Licensee and ICEL are wholly owned subsidiaries of Powertel.

         The purchase price for the assets to be sold pursuant to the Agreement is approximately $89,000,000. This transaction, if consummated, will constitute a sale by Powertel of all of its remaining cellular telephone operations. Consummation of the transaction contemplated by the Agreement is subject to certain conditions, including: (i) receipt by Sellers of various consents from third parties, including landlords and other parties to contracts with Sellers;
(ii) receipt of various regulatory approvals, including the approval of the Federal Communications Commission; and (iii) Purchaser maintaining its financing commitment through the time of the closing.

         The descriptions set forth herein of the terms and conditions of the Agreement and the transactions contemplated by the Agreement are qualified in their entirety by reference to the full text of the Agreement and the exhibits related thereto, copies of which are filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (C)      EXHIBITS.

99.1. Asset Purchase Agreement dated January 5, 1999, by and among Public Service Cellular, Inc., Powertel, Inc., ICEL, Inc. and InterCel Licenses, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POWERTEL, INC.



                                                By: /s/ Allen E. Smith
                                                    ---------------------------
                                                    Allen E. Smith
                                                    Chief Executive Officer

Dated: January  20, 1999





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                                  EXHIBIT INDEX



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
99.1.  Asset Purchase Agreement dated January 5,
       1999, by and among Public Service Cellular,
       Inc., Powertel, Inc., ICEL, Inc., and
       InterCel Licenses, Inc.
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